DECEMBER 14, 2017

SUPPLEMENT TO THE FOLLOWING STATEMENTS OF ADDITIONAL INFORMATION:

Hartford Funds Exchange-Traded Trust

Hartford Corporate Bond ETF

Hartford Quality Bond ETF

COMBINED STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 28, 2017

Hartford Schroders Tax-Aware Bond ETF

STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 11, 2017,

AS SUPPLEMENTED OCTOBER 10, 2017

Hartford Total Return Bond ETF

STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 15, 2017

AS SUPPLEMENTED OCTOBER 10, 2017

(COLLECTIVELY, THE FUNDS TO WHICH THE STATEMENTS OF ADDITIONAL INFORMATION RELATE ARE REFERRED TO HEREIN AS THE “FUNDS”)

Effective as of January 2, 2018, Mr. Darek Wojnar will no longer be an officer to Hartford Funds Exchange-Traded Trust. Accordingly, all references to Mr. Wojnar in each Funds’ Statement of Additional Information will be deleted.

This Supplement should be retained with your Statement of Additional Information for future reference.

December 2017